As filed with the Securities and Exchange Commission on March 7, 2006

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 7, 2006


                            W. R. BERKLEY CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                        1-15202                       22-1867895
    --------                        -------                       ----------
(State or other                (Commission File                 (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)

                   475 Steamboat Road, Greenwich, CT       06830
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 629-3000
                                                           --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Reference is made to the press release of W. R. Berkley Corporation (the "Company") relating to the announcement of the March 7, 2006 appointment of Mary
C. Farrell to its board of directors, restoring the number of board members to ten and increasing the number of independent directors to eight. Ms. Farrell has been named to the Company's Nominating and Corporate Governance Committee. The press release was issued on March 7, 2006. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


Item 8.01. Other Events.

     Reference is made to the press release of the Company relating to the announcement of a 3-for-2 common stock split to be paid in the form of a stock dividend on April 4, 2006 to holders of record on March 20, 2006, as well as the payment of a regular quarterly cash dividend (on a pre-split basis) in the amount of $.06 per share on April 4, 2006 to holders of record on March 20, 2006. The press release was issued on March 7, 2006. A copy of the press release is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

     99.1 Press Release, dated March 7, 2006

     99.2 Press Release, dated March 7, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        W. R. BERKLEY CORPORATION

                                        By: /s/ Eugene G. Ballard
                                            ------------------------------
                                            Name:  Eugene G. Ballard
                                            Title: Senior Vice President,
                                                   Chief Financial Officer
                                                   and Treasurer


Date: March 7, 2006

                                  EXHIBIT INDEX

Exhibit:
--------

99.1             Press Release dated March 7, 2006

99.2             Press Release, dated March 7, 2006